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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 1, 2002 with respect to the financial statements of Intelligent Systems Corporation and Subsidiaries included in this Form 10-K for the fiscal year ended December 31, 2001 into the previously filed Registration Statements on Form S-8 (File No. 33-99432, No. 333-32157 and No. 333-58134).

                                                /s/ Arthur Andersen LLP


Atlanta, Georgia
March 20, 2002